UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01 per share	HUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Huntsman Corporation (the “Company”) was held on April 29, 2026.

(b) The Company’s stockholders voted on the following four proposals (each described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2026) at the Annual Meeting.

(c) American Election Services, LLC, the independent inspector of the elections (the “Inspector of Election”) for the Annual Meeting, delivered its final vote tabulation on April 29, 2026 that certified the final voting results for each of the matters that were submitted to a vote at the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

(d) Each stockholder of record was entitled to one vote per share of common stock on each proposal. On March 6, 2026, the record date for the Annual Meeting (the “Record Date”), there were 173,976,139 shares of common stock outstanding. Present at the Annual Meeting in person or by proxy were holders of shares of common stock representing an aggregate of 152,280,391 votes, or 87.52% of the voting power entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

Proposal 1	To elect as directors nine nominees to serve until the 2027 Annual Meeting of Stockholders or her/his earlier resignation, removal or death.

	For	Against	Abstain	BNV
Peter R. Huntsman	122,984,920	2,562,877	84,238	26,648,356
Sonia Dulá	122,434,938	3,073,129	123,968	26,648,356
Cynthia L. Egan	122,827,374	2,675,412	129,249	26,648,356
Curtis E. Espeland	123,928,654	1,577,617	125,764	26,648,356
Daniele Ferrari	123,810,273	1,699,501	122,261	26,648,356
José Muñoz	109,302,255	16,214,105	115,675	26,648,356
Jeanne McGovern	123,789,473	1,705,138	137,424	26,648,356
David B. Sewell	123,919,416	1,598,748	113,871	26,648,356
Jan E. Tighe	124,096,220	1,417,968	117,847	26,648,356

The stockholders voted to re-elect each of the Company’s director nominees to serve until the Company’s 2027 Annual Meeting of Stockholders or her/his earlier resignation, removal or death.

Proposal 2	The advisory vote to approve named executive officer compensation.

For	Against	Abstain	BNV
114,649,699	10,829,747	152,589	26,648,356

The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers.

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Proposal 3	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain
148,926,255	3,208,773	145,363

The stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

Proposal 4	The stockholder proposal requesting an independent board chair policy.

For	Against	Abstain	BNV
32,401,736	92,855,029	375,270	26,648,356

The stockholders did not approve the stockholder proposal requesting an independent board chair policy.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ AMY K. SMEDLEY
Executive Vice President, General Counsel and Secretary

Dated:  May 1, 2026

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